                                                                    Exhibit 10.4
Private & Confidential

                       DATED MAY 3, 2001

                       ----------------------------------

              TELESYSTEM INTERNATIONAL WIRELESS CORPORATION N.V. (1)

                                CLEARWAVE N.V.                   (2)

                            ROMGSM HOLDINGS LIMITED              (3)

                                 THE INVESTORS                   (4)

                          -----------------------------

                              AMENDED AND RESTATED
                                 EXIT AGREEMENT

                          -----------------------------

                                   NORTON ROSE

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                                    CONTENTS

CLAUSE                                                                                                 PAGE
1.     Interpretation.................................................................................   1
2.     Clearwave Total Sale...........................................................................   6
3.     Clearwave Partial Sale.........................................................................   8
4.     Drag Along Rights On Clearwave Total And Partial Sale..........................................  10
5.     Consultation In Relation To Clearwave Total Or Partial Sale....................................  10
6.     Public Sale Of Clearwave.......................................................................  10
7.     Long Stop Position.............................................................................  12
8.     Issue Of Shares................................................................................  12
9.     Affiliates.....................................................................................  13
10.    Termination....................................................................................  13
11.    Non Applicability..............................................................................  14
12.    Transfers Of Shares In Mobifon.................................................................  14
13.    Transfers Of Shares In Czech Holdco............................................................  15
14.    Valuation......................................................................................  15
15.    Miscellaneous..................................................................................  16
16.    Notices........................................................................................  16
17.    Arbitration....................................................................................  17

Schedule 1           EXAMPLES.........................................................................  18

Schedule 2           ADDRESSES FOR NOTICE.............................................................  23

THIS AMENDED AND RESTATED EXIT AGREEMENT is made on           2001

BETWEEN:-

(1) TELESYSTEM INTERNATIONAL WIRELESS CORPORATION N.V., a public limited liability company organised and existing under the laws of The Netherlands and having its seat at World Trade Center, Strawinskylaan 707, Amsterdam 1077XX, The Netherlands ("TIWC");

(2) CLEARWAVE N.V., a public limited liability company organised and existing under the laws of The Netherlands and having its seat at World Trade Center, Strawinskylaan 707, Amsterdam 1077XX, The Netherlands ("CLEARWAVE");

(3) ROMGSM HOLDINGS LIMITED, a company incorporated under the laws of Jersey and having its registered office at 22 Grenville Street, St Helier, Jersey, Channel Islands ("ROMGSM");

(4) THE SEVERAL PERSONS whose names appear on the signature pages hereof (other than TIWC, ClearWave and ROMGSM) (the "INVESTORS").

TWIC, ClearWave, ROMGSM and the Investors hereinafter collectively referred to as the PARTIES and each individually as a PARTY.

IT IS AGREED as follows:

                                    SECTION 1

1.       INTERPRETATION

1.1 With immediate effect on and from the date hereof (but not with retrospective effect), the Exit Agreement dated 3 December 1999 is hereby amended and restated so that it shall be read and construed for all purposes as set out in this Agreement.

1.2 For the avoidance of doubt, the Further Addendum to the Exit Agreement dated 13 February 2001 to be amended and restated on or before the date hereof is still in full force and effect.

1.3      In this Agreement:

         "AFFILIATE" of a Person means another Person that directly or indirectly Controls, is Controlled by or is under common Control with, such Person.

         "AMENDMENT" means the amendment to the Articles of Association attached as Schedule 1 to the Shareholders Agreement.

         "APPRAISED VALUE" means the fair market value established in accordance with Section 14.

         "ARTICLES OF ASSOCIATION" means the articles of association of Czech HoldCo dated 11 August 1999 as may be amended from time to time.

         "BUSINESS DAY" means any day, other than Saturday, Sunday or any statutory holiday in The Netherlands, London, England or Montreal, Canada.

         "CAPITAL PERCENTAGE" is as defined in section 3.2.2 hereof.

         "CLEARWAVE INVESTEE %" is as defined in sections 2.3.2 and 3.2.2 hereof.

         "CLEARWAVE PARTIAL SALE" is as defined in section 3.1 hereof.

         "CLEARWAVE'S %" is as defined in section 2.3.2 hereof.

         "CLEARWAVE SHARES" means shares in ClearWave.

         "CLEARWAVE TOTAL SALE" is as defined in section 2.1 hereof.

         "CONTROL" means the possession, directly or indirectly, of either (i) the power to direct or cause the direction of management and policies of a Person, or (ii) the power to appoint or remove a majority of the directors or supervisory or management board members or directors of a Person by contract or otherwise, or (iii) the ownership of more than 50% (fifty per cent) of the outstanding voting securities of another Person.

         "CZECH HOLDCO" means TIW Czech N.V., a public limited liability company organised and existing under the laws of The Netherlands and having its registered seat at Amsterdam, The Netherlands.

         "EBRD" means the European Bank for Reconstruction and Development.

         "EBRD SUBSCRIPTION AGREEMENT" means the subscription agreement dated 27 April 2001, between EBRD, Czech HoldCo, the Investors (as defined in such agreement), TIWC and Cesky Mobil, a.s.

         "ENCUMBRANCE" means a mortgage, charge, pledge, lien, option, usufruct, restriction, right of first refusal or pre-emption, third-party right or interest, other encumbrance or security interest of any kind, or another type of preferential arrangement having similar effect.

         "FURTHER AGREEMENT" means the further agreement dated 13 November 2000, between the Investors (as defined in such agreement), ClearWave, Czech HoldCo and TIWC, as amended and restated on or before the date hereof.

         "GENERAL SHARE PREMIUM ACCOUNT" means the general share premium account maintained by Czech HoldCo for the benefit of all holders of shares in Czech HoldCo established in accordance with the Articles of Association.

         "INVESTEE COMPANY" is as defined in section 2.3.2.

         "INVESTMENT DOCUMENTS" means this Agreement, the Shareholders Agreement, the Amendment, the Shareholders Resolution, the Management Services Agreement, the Share Subscription Agreement, the New York Agreement, the ISSA, the Supplemental Agreement, the Further Agreement, the EBRD Subscription Agreement, the Investors Agreement and any other documents or agreements ancillary thereto.

         "INVESTORS AGREEMENT" means the agreement dated 3 December 1999, regarding management matters between TIWI and the Investors (as defined in such Agreement) to be amended and restated on or before the date hereof.

         "IPO" means an initial public flotation of equity shares of the relevant corporation under applicable securities legislation or the stock exchange requirements of any Major Stock Exchange.

         "ISSA" means the Indirect Shareholders Support Agreement dated 15 November 2000, between the Indirect Shareholders (as defined in such agreement), Chase Manhattan International Limited as Facility Agent and Security Agent and Cesky Mobil, a.s., as amended and restated on or before the date hereof.

         "MAJOR STOCK EXCHANGE" means a US National Stock Exchange, NASDAQ, EASDAQ, the stock exchanges of Toronto, Frankfurt, Amsterdam, London or New York or any other recognised investment exchange (as defined in section 207 of the Financial Services Act 1986 of England).

         "MANAGEMENT SERVICES AGREEMENT" means the agreement between Czech HoldCo and TIWI regarding the provision of services by TIWI and its Affiliates to Czech HoldCo, in the form of Schedule 16.1 to the Shareholders Agreement.

         "MARKETABLE SECURITIES" means marketable securities quoted or listed for trading on a Major Stock Exchange that are subject to no greater restriction on transfer or "tradeability" than those imposed on TIWC or other like institutional shareholders.

         "MERGER" means a merger or reorganisation of the relevant corporation with another unconnected corporation (the "MERGER CORPORATION") whereupon the shareholders of the relevant corporation receive cash or Marketable Securities of the Merger Corporation.

         "MOBIFON" means MobiFon S.A., a joint stock company, existing and organised in accordance with the laws of Romania.

         "NEW YORK AGREEMENT" means the agreement dated 1 October 1999 between the Parties to the Share Subscription Agreement (other than EEIF Czech N.V. and Emerging Europe Infrastructure Fund C.V.) which is governed by New York law as amended and restated on 2 December 1999.

         "NUMBER OF QUALIFYING SHARES" is defined in section 3.2.1 hereof.

         "OUTSTANDING SHARE NUMBER" is as defined in section 2.3.2 hereof.

         "PARTIES" means each of TIWC, ClearWave, ROMGSM and the Investors.

         "PERSON" means any individual, any entity which is recognised as having legal personality under the laws of a relevant jurisdiction and any grouping of individuals and/or such entities which, as a grouping, has a distinct legal identity under applicable law.

         "PROPORTIONAL APPRAISED VALUE" " is as defined in section 2.3.2 hereof.

         "PURCHASER" is defined in Section 2.1 hereof.

         "PUBLIC SALE" means either (i) an IPO of ClearWave where the market value of the Marketable Securities of ClearWave to be sold under the IPO would be no less than $100,000,000 (US Dollars one hundred million) or (ii) a Merger of ClearWave where the market value of the Marketable Securities of the Merger Corporation after the Merger is at least $100,000,000 (US Dollar one hundred million) (without taking into account the Exchanged Shares or any Marketable Securities of the Merger Corporation owned by the TIW Group or by any controlling shareholders of the Merger Corporation).

         "PUBLIC SALE CONSIDERATION" means the Marketable Securities issued by ClearWave upon an IPO or the cash paid and Marketable Securities issued by the Merger Corporation upon a Merger.

         "PUBLIC SALE TOTAL PRICE" is as defined in section 6.2(b) hereof.

         "QUALIFYING CZECH HOLDCO SHARE" means each share of Czech HoldCo owned by an Investor.

         "QUALIFYING MOBIFON SHARE" means a share in MobiFon owned by ROMGSM.

         "QUALIFYING SHARES" means Qualifying Czech HoldCo Shares and Qualifying MobiFon Shares.

         "RELEVANT PERCENTAGE" is as defined in section 2.3.2 hereof.

         "RELEVANT VALUE" is as defined in sections 2.3.2, 3.2.2 and 6.2 hereof.

         "SHAREHOLDERS AGREEMENT" means the shareholders agreement dated 3 December 1999 between ClearWave, Telesystem International Wireless Inc, the Investors (as defined in such agreement) and Czech Holdco, as amended and restated on or before the date hereof.

         "SHAREHOLDERS' RESOLUTION" means the resolution of the shareholders of the Corporation scheduled to the Shareholders Agreement as Schedule 5.4.

         "SSA" means the Shareholders Support Agreement dated 15 November 2000, between Cesky Mobil, a.s., Chase Manhattan International Limited as Facility Agent and Security Agent and the Shareholders (as defined in such agreement), to be amended and restated on or before the date hereof.

         "SHARE SUBSCRIPTION AGREEMENT" means the Amended and Restated Share Subscription Agreement dated 2 December 1999 between the Investors, AIG Emerging Europe Infrastructure Fund LP, ClearWave, Czech HoldCo and TIWC (as amended).

         "SOLD %" is as defined in section 3.2.1 hereof.

         "SUPPLEMENTAL AGREEMENT" means the supplemental agreement dated 13 November 2000, between the Investors (as defined in such agreement), ClearWave, Czech HoldCo and TIWC, as amended and restated on or before the date hereof.

         "TIW GROUP" means TIWI and its Affiliates from time to time.

         "TIW GROUP'S %" is as defined in section 3.2.2 hereof.

         "TIWI" means Telesystem International Wireless Inc.

1.4      Schedule 1 is hereby incorporated by reference.

1.5 The inclusion of headings and a table of contents in this Agreement are for convenience of reference only and shall not affect the construction or interpretation hereof.

1.6 In this Agreement, unless the context otherwise requires, words importing the singular include the plural and vice versa and words importing gender include all genders.

1.7 The Parties shall endeavour in good faith negotiations to modify any invalid, illegal or unenforceable provision of this Agreement to the extent necessary to make such provision valid, legal and enforceable. Each of the Parties hereto agrees that it shall not allege the invalidity, illegality or unenforceability of this Agreement, or any one or more of the provisions contained herein.

1.8 Except as expressly provided in this Agreement, no amendment, waiver or termination of this Agreement shall be binding unless executed in writing by the Party to be bound thereby.

1.9 No waiver of any provision of this Agreement shall constitute a waiver of any other provision nor shall any such waiver constitute a continuing waiver unless otherwise expressly provided.

1.10 This Agreement shall be governed by and construed in accordance with the substantive law of England.

1.11 A reference to a company or other legal entity shall be construed so as to include any legal entity or entities into which such company may during the continuance of this Agreement be merged by means of a statutory merger (jurisdische fusie) or into which it may be split up or demerged, by means of a statutory split-up or demerger;

1.12     In this Agreement, a reference to:

         1.12.1 a document is a reference to that document as modified from time to time;

         1.12.2 a person includes a reference to a government, state, state agency, corporation, body corporate (rechtspersoon), an unincorporated association or partnership;

         1.12.3 a section or schedule, unless the context otherwise requires, is a reference to a section of or schedule to this Agreement;

         1.12.4 ownership of shares includes owning shares both directly or through nominees.

1.13 It is noted that Advent PGGM Global Limited Partnership is also referred to in the Exit Agreement dated 3 December 1999 as Advent PGGME (being the name under which it is referred to from time to time). For the avoidance of doubt, the correct legal entity is PGGM Global Limited Partnership.

                                    SECTION 2

2.       CLEARWAVE TOTAL SALE

2.1 This section 2, as well as sections 4 and 5, shall apply in the event that the TIW Group wishes to sell all the ClearWave Shares owned by the members of the TIW Group to an unconnected third party or parties (the "PURCHASER") in a bona fide arms length transaction for cash or Marketable Securities (a "CLEARWAVE TOTAL SALE").

2.2 TIWC shall ensure that no ClearWave Total Sale shall take place unless either:

         2.2.1    all the Investors and ROMGSM have agreed in writing; or

         2.2.2 ClearWave or the Purchaser has made a legally binding offer to buy all the Qualifying Shares on the terms set out in section
                  2.3 below and the offer closes and is completed with respect to each such accepted offer simultaneously with the ClearWave Total Sale, unless failure to complete is the fault of the offeree.

2.3 The terms of the offer by ClearWave or the Purchaser hereunder shall be as close as reasonably practicable to the terms of the ClearWave Total Sale (mutatis mutandis) except as follows:

         2.3.1 the offer shall be open for acceptance for not less than 15 Business Days;

         2.3.2 the consideration for each Qualifying MobiFon Share and Qualifying Czech HoldCo Share, as the case may be, shall be "c" which is calculated as follows:

               c = [Relevant Value]
                   ---------------- / Outstanding Share Number
                    Clear Wave's%

                  where:

                  For the purposes hereof, it is assumed that the outstanding Class A, Class B and Class C Shares of Czech HoldCo shall have been converted into Common Shares in accordance with the Shareholders' Resolution and the terms as used in the foregoing formula have the following meaning:

                  "ClearWave's %" is ClearWave's Investee % in relation to MobiFon or Czech HoldCo as the case may be;

                  "ClearWave's Investee %" is the percentage that the equity interest ClearWave owns in each Investee Company on a fully diluted basis (taking into account, in the case of Czech HoldCo, the potential or actual dilutive effect of the Shareholders' Resolution) is of the aggregate equity of the relevant Investee Company;

                  "Investee Company" means each company or body corporate in which ClearWave has an equity interest at the time;

                  "Outstanding Share Number" means the number of shares issued and outstanding of Mobifon or Czech HoldCo, as the case may be, excluding any shares of the relevant corporation held by such corporation in its own capital;

                  "Relevant Value" equals the total consideration payable by the Purchaser for ClearWave on a ClearWave Total Sale multiplied by the Relevant Percentage;

                  "Relevant Percentage" is the percentage that the Proportional Appraised Value for an Investee Company is of the aggregate Proportional Appraised Value of all Investee Companies;

                  "Proportional Appraised Value" is, for each Investee Company, the Appraised Value of its entire issued share capital multiplied by ClearWave's Investee %;

         2.3.3 the sole obligation of each Investor and ROMGSM shall be to transfer good title to its Qualifying Shares free from Encumbrance and no other warranties shall be required to be given.

         2.3.4 the consideration will be payable in cash or Marketable Securities or a combination of both or with the ability to choose between both on the same basis as the consideration payable to the members of the TIW Group. If the consideration is Marketable Securities, they will be of the same nature as those issued to members of the TIW Group and subject to no greater restrictions and the provisions of section 6.4 will apply mutatis mutandis to such Marketable Securities.

         2.3.5 insofar as it relates to Qualifying MobiFon Shares, the provisions of section 12 will apply.

2.4 The failure of Investors or ROMGSM to accept, or to accept within the relevant time frame, an offer made in accordance with section 2.2 will not prevent a ClearWave Total Sale.

2.5      A worked example of the formula in section 2.3 is set out in Part 1 of
         Schedule 1 for illustration purposes only.

2.6 If the Appraised Value of any Investee Company is negative, then in calculating the "Relevant Value", the total consideration payable by the Purchaser for ClearWave will be deemed to be increased by the extent to which the Proportional Appraised Value of such Investee Company is less than zero and the Proportional Appraised Value of such Investee Company shall be deemed to be zero for the purposes of determining the Relevant Percentage. A worked example of this calculation is set out in Part 2 of Schedule 1 for illustration purposes only.

                                    SECTION 3

3.       CLEARWAVE PARTIAL SALE

3.1 The provisions of sections 3 to 5 (inclusive) shall apply if a member or members of the TIW Group wishes to sell some but not all of the shares of ClearWave owned by the members of the TIW Group to an unconnected third party or parties in a bona fide arms length transaction for cash or Marketable Securities and either (a) the TIW Group already owns less than 50% of the equity shares of ClearWave or
         (b) as a result of such sale, the TIW Group would own less than 50% of the equity shares of ClearWave (a "CLEARWAVE PARTIAL SALE").

3.2 The provisions of section 2 shall apply mutatis mutandis to a ClearWave Partial Sale except that:

         3.2.1 the offer to be made under section 2.2 to each Investor and ROMGSM shall be in respect of such number of Qualifying Shares as is equal to "n" which is calculated as follows:

                  n = Sold % x Number of Qualifying Shares

                  where:

                  "Number of Qualifying Shares" is the number of the outstanding Qualifying MobiFon Shares or Qualifying Czech HoldCo Shares, as the case may be that ROMGSM or each of the Investors owns at the relevant time; and

                  "Sold %" is the percentage that the number of ClearWave shares purchased in the ClearWave Partial Sale is of the total outstanding shares of ClearWave then owned by the TIW Group.

         3.2.2 the consideration for each Qualifying MobiFon Share and Qualifying Czech HoldCo Share, as the case may be, shall be "c" which is calculated as follows:

                  c = [Relevant Value]
                      --------------- x Capital Percentage /  Number of
                      Clear Wave's%                           Qualifying Shares


                  where:

                  "ClearWave's %" is ClearWave's Investee % in relation to MobiFon or Czech HoldCo as the case may be;

                  "ClearWave's Investee %" is the percentage that the equity interest that ClearWave owns in each Investee Company on a fully diluted basis is of the aggregate equity of the relevant Investee Company;

                  "Investee Company" means each company or body corporate in which ClearWave has an equity interest at the time;

                  "Capital Percentage" means (a) in the case of Qualifying Czech HoldCo Shares, the percentage that the Paid In Capital (as defined in the Shareholders Agreement) attributable to the Qualifying Czech HoldCo Shares of the relevant class or series held by an Investor, is of the aggregate Paid In Capital (as defined in the Shareholders Agreement) of Czech HoldCo and (b) in the case of Qualifying MobiFon Shares, the percentage that the Qualifying MobiFon Shares is of the aggregate equity of MobiFon on a fully diluted basis.

                  "Relevant Value" is (i) the total consideration payable by the Purchaser for the equity of ClearWave being sold by the TIW Group on the Partial Sale, divided by the TIW Group % (ii) multiplied by the Relevant Percentage;

                  "Relevant Percentage" is the percentage that the Proportional Appraised Value for an Investee Company is of the aggregate Proportional Appraised Value of all Investee Companies;

                  "Proportional Appraised Value" is, for each Investee Company, the appraised Value of its entire issued share capital multiplied by ClearWave's Investee %;

                  "TIW Group %" is the percentage that the equity being sold by the TIW Group on the Partial Sale represents of the aggregate equity of ClearWave.

         3.2.3 For the avoidance of doubt, in relation to Czech HoldCo any calculation of percentage equity interest shall mean the percentage that the Paid-In Capital (as defined in the Shareholders Agreement) attributable to the shares of the relevant class or series held by ClearWave is of the aggregate Paid-In Capital (as defined in the Shareholders Agreement) of Czech HoldCo.

                  For the avoidance of doubt, in relation to any Investee Company other than Czech HoldCo where equity value is calculated by reference to paid in capital any calculation of percentage equity interest shall mean the percentage that the paid-in capital (including any share premium) attributable to the shares of the relevant class or series of such Investee Company held by ClearWave is of the aggregate paid-in capital (including any share premium) of such Investee Company.

         3.2.4 For the purposes hereof, it is assumed that the outstanding Class A, Class B and Class C Shares of Czech HoldCo shall not have been converted into Common Shares in accordance with the Shareholders Resolution.

         3.2.5 A worked example of the formula in section 2.3 (as read with sections 3.2.2, 3.2.3 and 3.2.4) is set out in Part 3 of
                  Schedule 1 for illustration purposes only.

                                    SECTION 4

4.       DRAG ALONG RIGHTS ON CLEARWAVE TOTAL AND PARTIAL SALE

4.1 In the circumstances described in section 2 and 3, TIWC may require each Investor and ROMGSM to accept the offer to be made for its Qualifying Shares under section 2.2 and 3.2 and to complete the sale of such shares under such offer (provided ClearWave and the Purchaser, as the case may be, are ready and able to comply with their obligations under any such offer and the TIW Group simultaneously completes the sale to which section 2 or 3 as the case may be refers).

                                    SECTION 5

5.       CONSULTATION IN RELATION TO CLEARWAVE TOTAL OR PARTIAL SALE

5.1 TIWC agrees that should the TIW Group wish to make a ClearWave Total Sale or a ClearWave Partial Sale, it shall inform in advance the Investors and ROMGSM of its intention and consult with the Investors and ROMGSM, and TIWC, the Investors and ROMGSM shall during such consultation seek in good faith to agree on the key terms of any such sale (including without limitation range of acceptable prices). If such agreement is reached within 14 days, then the parties agree that TIWC shall take the leadership in marketing (in consultation with the Investors and ROMGSM) the sale of the shares of the TIW Group together with the Qualifying Shares as one block only and provided that neither TIWC, the Investors or ROMGSM is authorised to incur any obligation on behalf of the other party and no party, acting reasonably, shall be obliged to enter into any agreement without its consent (subject as provided in section 4). In the event that the Investors and ROMGSM decide not to sell their Qualifying Shares as a block with those of the TIW Group, then TIWC shall be allowed to proceed alone in the marketing and selling of its shares in ClearWave, subject to rights granted to the Investors and ROMGSM under sections 2 and 3 above and rights granted to TIWC under section 4 above.

                                    SECTION 6

6.       PUBLIC SALE OF CLEARWAVE

6.1 In the event of a Public Sale, ClearWave shall (and TIWC shall ensure that ClearWave shall) make a binding and unconditional offer (such offer to be made in accordance with section 2.3, which shall apply mutatis mutandis) to exchange each Qualifying Share at the same time as the completion of the Public Sale for a Public Sale Consideration having an aggregate value equal to the value of each such Qualifying Share, as determined in accordance with section 6.2 (if Marketable Securities the "EXCHANGED SHARES").

6.2 The value of the Marketable Securities issued by ClearWave upon an IPO will be deemed to be the price per share at which the ClearWave shares are offered pursuant to a prospectus registration statement or similar document. The value of the Marketable Securities issued by the Merger Corporation will be their market value as used in determining the value of the Public Sale Consideration. The value of the Qualifying Shares shall be determined in accordance with the provisions of section 2.3 which will apply mutatis mutandis to an offer to be made under section
         6.1 except that:

                  (a) the definition of "RELEVANT VALUE" will be deemed to be the following:

                           "RELEVANT VALUE" is Public Sale Total Price multiplied by the Relevant Percentage;

                  (b) the following definitions will be deemed to be included:

                           "PUBLIC SALE TOTAL PRICE" is the value of the Public Sale Consideration per ClearWave share multiplied by the number of shares of ClearWave outstanding at the time of the Public Sale on a fully diluted basis excluding any shares issued as part of the Public Sale and including, in the case of an IPO, any ClearWave Shares issued under this section 6.

6.3 In the event of a Public Sale which occurs after 31 December 2001, TIWC or ClearWave may require each Investor and ROMGSM to accept an offer made for its Qualifying Shares under section 6.1 and to complete the exchange of such shares under such offer at the same time as the completion of the Public Sale (provided ClearWave or the Merger Corporation as appropriate is ready and able to comply with its obligations under any such offer).

6.4 ClearWave shall procure that the Investors shall have rights in relation to the Exchanged Shares substantially the same (mutatis mutandis) as those set out in section 13.2 to 13.7 of the Shareholders Agreement (as if references to Registrable Securities as defined therein were references to Exchanged Shares).

6.5 ClearWave undertakes to ROMGSM and the Investors that any Merger will be on arms length terms.

6.6 In the event of a dispute as to the market value of Marketable Securities in relation to a Merger, it will be referred to an independent evaluator and the provisions of section 14 will apply mutatis mutandis.

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

                                    SECTION 7

7.       LONG STOP POSITION

7.1 The provisions of this section 7 apply if there has not been an IPO of MobiFon by 1 October 2004.

7.2 In the circumstances described in section 7.1, upon written request by ROMGSM not earlier than 1 October 2004 and not later than 31 October 2004, TIWC or ClearWave (at TIWC's option) shall promptly make a legally binding offer to buy all the Qualifying MobiFon Shares on the terms set out in this section 7.

7.3      The terms of an offer under this section 7 shall be as follows:

         7.3.1 the offer shall be open for acceptance for not less than 30 days;

         7.3.2 the consideration for each Qualifying MobiFon Share shall be its value determined in accordance with section 14 and shall be payable, at the offeror's option, in cash or Marketable Securities of TIWI ("TIWI CONSIDERATION SHARES"), valued in accordance with section 7.3.4 and to be issued in accordance with section 8.

         7.3.3 the sole obligation of ROMGSM shall be to transfer good title to its Qualifying MobiFon Shares free from Encumbrance and no other warranties shall be required to be given;

         7.3.4 the value of each TIWI Consideration Share will be deemed to be the weighted average trading price for such security of TIWI on a Major Stock Exchange during the 20 trading days ended on the day of such written request.

7.4 In the circumstances described in this section 7, TIWC or ClearWave, as the case may be, may require ROMGSM to accept an offer made for its Qualifying MobiFon Shares under section 7.3 and to complete the sale of such shares under such offer (provided TIWC or ClearWave, as the case may be, is ready and able to comply with its obligations under any such offer).

7.5 ClearWave will procure that the Investors shall have rights in relation to the TIWI Consideration Shares substantially the same (mutatis mutandis) as those set out in section 13.2 to 13.7 of the Shareholders Agreement (as if references to Registrable Securities were references to TIWI Consideration Shares).

                                    SECTION 8

8.       ISSUE OF SHARES

8.1 In the event that any shares are to be issued pursuant to this Agreement such shares be issued fully paid up, non-assessable and free of Encumbrance and in accordance with all requirements of relevant law and, where appropriate, share certificates in respect thereof shall be promptly given to the relevant allottees.

                                    SECTION 9

9.       AFFILIATES

9.1 TIWC shall procure that all members of the TIW Group comply with the terms of this Agreement as if named herein as TIWC.

9.2 TIWC will procure that, at any time, all shares owned by the TIW Group in Czech HoldCo and MobiFon are owned by only one member of the TIW Group (the "TIW Holding Vehicle") or a wholly owned subsidiary of such TIW Holding Vehicle, provided, however, that ClearWave may transfer all, and not less than all, of its Class C Shares in CzechHoldCo to any member of the TIW Group, in accordance with the terms of the Shareholders' Agreement. Provided that:-

         (a) all Class C Shares in CzechHoldCo will at any one time be held by only one member of the TIW Group ("THE "C" SHARE HOLDER");

         (b) TIWC will procure that, immediately before such "C" Share Holder ceases to be a member of the TIW Group, it will transfer such Class "C" Shares to a member of the TIW Group and the provisions of this section 9.2 will apply in relation to such member;

         (c) TIWC will procure that the "C" Share Holder is a special purpose vehicle and that its sole activity will be the holding of the Class C Shares.

         Provided always that section 9.2(b) and (c) will not apply if the "C" Share Holder is ClearWave.

9.3 In the event that the TIW Holding Vehicle ceases to be ClearWave, TIWC will promptly notify the Investors. In such circumstances, the Investors may from time to time unanimously give notice to TIWC to the effect that the provisions of this Agreement shall apply to any such TIW Holding Vehicle named in such notice as if it were ClearWave and the definitions of ClearWave Total Sale, Exchanged ClearWave Share, ClearWave Shares, ClearWave common share and ClearWave Partial Sale shall be amended accordingly.

                                   SECTION 10

10.      TERMINATION

10.1     Without prejudice to any accrued rights and obligations:-

         10.1.1 the Investors shall cease to be parties to (and to have any rights or obligations under) this Agreement upon an IPO of Czech HoldCo;

         10.1.2 ROMGSM shall cease to be a party to (and to have any rights or obligations under) this Agreement upon an IPO of MobiFon;

         10.1.3 The provisions of sections 2 to 5 (inclusive) and 7 shall cease to have effect upon an IPO of ClearWave which amounts to a Public Sale.

                                   SECTION 11

11.      NON APPLICABILITY

11.1 For the avoidance of doubt, the provisions of section 3 shall not apply to any sale by the TIW Group if, following such sale, the TIW Group would continue to own 50% or more of the issued shares of ClearWave.

11.2 A reduction in the ownership by a member of the TIW Group of shares in ClearWave as a result of any of the following shall not be treated as a sale of shares in ClearWave for the purposes of sections 2 to 5 (inclusively):

         11.2.1 Dilution from successive capital calls or from the exercise of any option, existing on the date hereof and disclosed in writing prior to 3 December 1999 to the Investors and ROMGSM;

         11.2.2 The conversion into equity of any securities or debt instruments;

         11.2.3 A transfer by a member of the TIW Group to another member of the TIW Group; and

         11.2.4 The execution of any pledge or other security interest by a bona fide creditor on the shares of ClearWave owned by the TIW Group.

                                   SECTION 12

12.      TRANSFERS OF SHARES IN MOBIFON

12.1 It is recognised that the transfer of shares in MobiFon is subject to restrictions imposed under the contract and articles of association and statutes and law governing MobiFon and the ability of ROMGSM to sell or transfer such shares shall be subject to such restrictions.

12.2 Each of TIWC and ROMGSM shall use all reasonable endeavours to procure that such restrictions are released in respect of the sale and/or transfer of shares in MobiFon pursuant to this Agreement.

12.3 In the event that any such restriction applies to any such sale or transfer:

         12.3.1 the terms of any offer for Qualifying MobiFon Shares shall be consistent with such restrictions (including without limitation the terms of a Transfer Notice as referred to in the Contract of Association of MobiFon);

         12.3.2 the terms of the offer shall permit the sale of the Qualifying MobiFon Shares to ClearWave pursuant to this Agreement upon ROMGSM being entitled to sell such shares to ClearWave free from such restrictions;

         12.3.3 the terms of any offer for MobiFon Qualifying Shares shall also allow for delays in completing the sale of the Qualifying MobiFon Shares as a result of such restriction.

                                   SECTION 13

13.      TRANSFERS OF SHARES IN CZECH HOLDCO

13.1 Each of the Investors and TIWC shall (to the extent within its power) use its best endeavours to procure that shares in Czech HoldCo may be transferred in accordance with this Agreement under the constituent documents or any shareholders agreement of Czech HoldCo, including, without limitation, through the waiver of rights of first refusal.

13.2 Notwithstanding any provision to the contrary in this Agreement none of the Investors may be required to sell any Qualifying Czech HoldCo Shares for consideration which has a value in US Dollars of less than the amount paid up on such shares.

                                   SECTION 14

14.      VALUATION

14.1 The Appraised Value will be calculated by an independent evaluator in accordance with this section.

14.2 Within 5 (five) days of notice by TIWC to the Investors and ROMGSM, TIWC, the Investors and ROMGSM shall seek to agree upon the appointment of an independent evaluator (who shall be an internationally recognised investment banker). If agreement is not reached within the 5 (five) day period, either party may apply to the President of the Netherlands Institute of Chartered Accountants ("NIVRA") for the appointment of an internationally recognised investment banker to act as the independent evaluator for the purposes of this Section 14.

14.3 The independent evaluator appointed pursuant to Section 14.2 shall prepare a valuation of the fair market value of the entire issued share capital of the relevant companies, as at the end of a 20 (twenty) Business Days period from its appointment. The independent evaluator shall prepare and deliver the valuation and provide such to the parties on or before the 20th (twentieth) day following his or her appointment. In preparing the valuation the independent evaluator shall be guided by the following principles:

         14.3.1 the value of the entire issued share capital of the relevant companies will be determined on the basis of fair market value as a going concern, to a willing independent third party, assuming such sale is conducted in an orderly manner (i.e. during the 3 (three) month period following the event giving rise to the valuation) with no discount for minority ownership or non liquidity of the shares;

         14.3.2 the independent evaluator shall consider, among other matters, the value of companies in comparable businesses whose securities are publicly traded;

         14.3.3 the parties shall have an opportunity to meet with and express their views on the valuation to the independent evaluator.

14.4 The independent evaluator shall be formally appointed by Czech HoldCo and his fees paid by Czech HoldCo.

14.5 The date of the valuation must be within 6 months of the ClearWave Total Sale, ClearWave Partial Sale or Public Sale, as the case may be. The valuation must be available to the offerees at the time of the relevant offer.

14.6 For the avoidance of doubt, the same independent evaluator should be used for all relevant calculations in relation to the same transaction.

                                   SECTION 15

15.      MISCELLANEOUS

15.1     The provision of sections 7.1, 7.6, 7.8, 7.9, 7.10, 7.11, 7.12, 7.13,
         7.14 and 7.15 of the Share Subscription Agreement shall apply mutatis mutandis to this Agreement.

15.2 If ROMGSM or an Investor transfers any Qualifying Shares, it shall transfer its rights and obligations under this Agreement insofar as they relate to such Qualifying Shares to such transferee and shall procure that such transferee executes a deed of adherence in a form reasonably satisfactory to the other Parties in respect of such obligations. Subject thereto, a Party may not assign or transfer or purport to assign or transfer a right or obligation under this Agreement without the consent in writing of the other Parties (such consent not to be unreasonably withheld in the case of a transfer to an Affiliate or a related fund).

15.3 This Agreement and any document referred to in this Agreement constitutes the entire agreement, and supersedes any previous agreements, between the parties relating to the subject matter of this Agreement.

15.4 Subject to the provisions of this Agreement, the parties agree that the ROMGSM Tag-Along Agreement dated 30 June 1998 shall remain in full force and effect provided that ClearWave shall accept the liabilities thereunder, jointly and severally with TIWC.

15.5 Nothing in this Agreement shall be construed as a waiver, renunciation or other modification of any immunities, privileges or exemptions of EBRD accorded under the Agreement Establishing the European Bank for Reconstruction and Development, international convention or any applicable law.

                                   SECTION 16

16.      NOTICES

16.1 Any notice or other communication permitted or required pursuant to this Agreement must be given in writing; any notice is validly given by the delivery thereof to its recipient, either personally, or by registered mail at the addresses set forth in Schedule 2 hereof.

16.2 Any notice or other communication given in the foregoing manner is deemed to have been received at the time of its delivery, if delivered in person, or on the fifth Business Day following its sending, if sent by mail; however, if the mail is interrupted by a strike, a slow-down, force majeure or any other cause, the party sending the notice or other communication shall use the service that is not interrupted or shall deliver the said notice or other communication in a manner such that the notice or other communication shall be received as quickly as possible. Each party may advise the other party, in the foregoing manner, of any change of address for the giving of a notice or other communication.

16.3     [16.3 has been intentionally omitted.]

                                   SECTION 17

17.      ARBITRATION

         Each party hereby expressly agrees that any dispute, controversy or claim arising out of or relating to this Agreement, or the breach, termination or invalidity hereof, shall be submitted to and settled by arbitration in accordance with the UNCITRAL Arbitration Rules as at present in force. There shall be three arbitrators and the appointing authority shall be the London Court of International Arbitration (LCIA) under the rules of the LCIA.

         The seat and place of arbitration shall be London, England and the English language shall be used throughout the arbitral proceedings. The parties hereby waive any rights under the Arbitration Act 1996 or otherwise to appeal any arbitration award to, or to seek determination of a preliminary point of law by, the courts of England.

         The arbitral tribunal shall not be authorised to take or provide, and each party agrees that it shall not seek from any judicial authority, any interim measures of protection or pre-award relief against any of the other parties, any provisions of UNCITRAL Arbitration Rules notwithstanding.

         The arbitral tribunal shall have authority to consider and include in any proceeding, decision or award any further dispute properly brought before it by any of the parties to the Investment Documents insofar as such dispute arises out of any of the Investment Documents but, subject to the foregoing, no other parties or other disputes shall be included in, or consolidated with, the arbitral proceedings.

         IN WITNESS WHEREOF, the Parties have signed

                                   SCHEDULE 1

                                    EXAMPLES

BASE CASE:

ClearWave has three Investee Companies - Czech HoldCo, MobiFon and BulgariaCo.

------------------------------------------------------------------------------------------------------------------------------------
                                                                   Outstanding               Number of
                                                                Number of Shares/         Investor Shares
                                                               Paid-In Capital post       Post Conversion        Number of Shares/
                         ClearWave                             conversion pursuant          pursuant to         Paid-In Capital of
Investee                's Investee         FMV of total         to Shareholders            Shareholders       Investors' Shares Pre
Company                      %                 equity              Resolution                Resolution             Conversion
------------------------------------------------------------------------------------------------------------------------------------
Czech HoldCo          30% (post-conversion)     700              600,000 shares/              420,000             300,000 shares/
                      20% pre-conversion)                        $250 million                                     $200 million
------------------------------------------------------------------------------------------------------------------------------------
MobiFon               50%                       800              7,000,000 shares/            980,000             980,000 shares/
                                                                 $360 million                                     $50 million
------------------------------------------------------------------------------------------------------------------------------------
Bulgaria Co.          40%                       500              N/A                          N/A                 N/A
------------------------------------------------------------------------------------------------------------------------------------

The market value of the entire share capital of each of these calculated in accordance with section 14 are $700 million, $800 million and $500 million, respectively.

ClearWave's Investee % is respectively 30%, 50% and 40% of each Investee Company (post performance incentive).

PART 1

The Purchaser is offering to pay $1.0 billion for 100% of ClearWave

The Proportional Appraised Values:

Czech HoldCo:              30% x 700 =                $210 million.

MobiFon:                   50% x 800 =                $400 million

Bulgaria Co.:              40% x 500 =                $200 million
                                                      ----
Aggregate Proportional
Appraised Value is:                                   $810 million.

Relevant Percentage:

Czech HoldCo:     $210/810             =         25.93%

MobiFon:          $400/810             =         49.38%.

Relevant Value:

Czech HoldCo:     1 billion x 25.93%   =        $259.3 million

MobiFon:                   1 billion x 49.38%         =      $493.8 million.

Czech HoldCo per share price:

                             259.2 million
                           = -------------  / 600,000 = $1, 440
                                  0.3

MobiFon per share price

                             493.81 million
                           = -------------- / 7,000,000 = $141.09
                                   0.5
PART  2

Using the base case exposed above, except that the FMV of Bulgaria Co. is minus 200.

The Purchaser is offering to pay $1.0 billion for 100% of ClearWave.

This amount must be increased by the negative value of the Proportional Appraised Value:

Bulgaria Co.:              40% x -200 =               - $80 million

The Purchaser is deemed to be offering to pay $1.08 billion for 100% of ClearWave.

The Proportional Appraised Values:

Czech HoldCo:              30% x 700    =     $210 million.

MobiFon:                   50% x 800    =     $400 million

Bulgaria Co.:              40% x -200   =     $  0 million
                                              ----
Aggregate Proportional
Appraised Value is:                           $610 million.

Relevant Percentage:

Czech HoldCo:              $210/610               =     34.43%

MobiFon:                   $400/610               =     65.57%.

Relevant Value:

Czech HoldCo:              1.08 billion x 34.43%  =     $371.84 million

MobiFon:                   1.08 billion x 65.57%  =     $708.16 million.

Czech HoldCo per share price:

                             371.84 million
                           = -------------- / 600,000 = $2,065.78
                                  0.3

MobiFon per share price:

                             708.16 million
                           = -------------- / 7,000,000 = $202.33
                                  0.5

PART 3

Using the base case exposed above, the Purchaser is offering to pay $100 Million for 10% of ClearWave, before the sale TIWC Group owns 50% of ClearWave.

Sold % =          10% / 50%     =     20%

TIWC Group % = 10%.

The number of share to be sold by:

An Investor:      20% x 300,000 =     60,000  shares

ROMGSM:           20% x 980,000 =     196,000 shares

And the purchase price for each shares:

Adjusted Total Price:      $100 Million / 10%         =      1 Billion

The Proportional Appraised Values:

Czech HoldCo:              20% x 700   =       $140 million.

MobiFon:                   50% x 800   =       $400 million

Bulgaria Co.:              40% x 500   =       $200 million
                                               ----
Aggregate Proportional
Appraised Value is:                            $740 million.

Relevant Percentage:

Czech HoldCo:              $140/740            =     18.92%

MobiFon:                   $400/740            =     54.05%.

Relevant Value:

Czech HoldCo:              1 billion x 18.92%  =     $189.2 million

MobiFon:                   1 billion x 54.05%  =     $540.5 million.

Paid-In Capital Percentage:

Investor:       Paid-In capital on Qualifying Shares / aggregate paid-in capital

                $200M / $250M = 80%

ROMGSM:         Paid-In capital on Qualifying Shares / aggregate paid-in capital

                $50M / $360M = 14%

Czech HoldCo per share price:

                       189.2 million
                     = ------------- x 80% / 300,000  = $2,522.66
                            0.2

MobiFon per share price for ROMGSM:

                       540.5 million
                     = ------------- x 14% / 980,000  = $154.43
                            0.5

PART 4

Using the base case exposed above, the Public Sale provides for 10,000,000 shares of ClearWave outstanding after the Public Sale (excluding the shares issued as part of the Public Sale but including the dilutive effect of the Shareholders' Resolution) at a price of $100.

Public Sale Share Capital: 10,000,000

Public Sale Consideration:          $100

ClearWave Public Sale Total Price:  10,000,000 x $100 = 1 billion

The Proportional Appraised Values:

Czech HoldCo:                 30% x 700   =        $210 million.

MobiFon:                      50% x 800   =        $400 million

Bulgaria Co.:                 40% x 500   =        $200 million

Aggregate Proportional
Appraised Value is:                                      $810 million.

Relevant Percentage:

Czech HoldCo:                 $210/810             =       25.93%

MobiFon:                      $400/810             =       49.38%.

Relevant Value:

Czech HoldCo:                 1 billion x 25.93%   =       $259.3 million

MobiFon:                      1 billion x 49.38%   =       $493.8 million.

Czech HoldCo per share price:

                       259.2 million
                     = ------------- / 600,000 = $1,440
                            0.3

MobiFon per share price:

                       493.8 million
                     = ------------- x 25% / 7,000,000 = $141.09
                            0.5

PUBLIC SALE CONSIDERATION on an IPO for the Investor, for each Qualifying Share, is 14.4 ClearWave shares.

PUBLIC SALE CONSIDERATION on an IPO for ROMGSM, for each Qualifying Share, is
1.411 ClearWave shares.

                                   SCHEDULE 2

                              ADDRESSES FOR NOTICE

PART'COM S.A.

Tour maine montparnasse
33, avenue du maine - BP 177
75755 Paris cedex 15
France
Representative : Henri de Lapparent

Attention: Guillaume Meulle

Tel: +33 1 40 64 23 08

Fax: +33 140 64 23 34

MEDIATEL CAPITAL
c/o PartCom
2, place de Metz
L-1930 Luxembourg
Luxembourg

Representative : Serge Desvignes

Attention: Guillaume Meulle

Tel: +33 1 40 64 23 08

Fax: +33 140 64 23 34

PARNIB B.V.
Burg. Van Karnebeeklaan 8
P.O. Box 674
2501 CR THE HAGUE
The Netherlands
Tel. +31 70 302 2800
Fax. +31 70 345 2598

Attention: Paul Zekveld

TIW CZECH N.V., CLEARWAVE N.V., TELESYSTEM
INTERNATIONAL WIRELESS CORPORATION N.V.
World Trade Center
Strawinskylaan 707
Amsterdam 1077XX
The Netherlands
Phone: +31 20 305 0982
Fax:   +31 20 305 0989

Attn:- Managing Director

with a copy to:

Telesystem International Wireless Inc.
1000 de la Gauchetiere Street West, 16th Floor
Montreal, Quebec
Canada H3B 4W5

Phone: +1 514 673 8497

Fax:   +1 514 673 8314

Attention: General Counsel

In the case of ADVENT:-

Advent International Corporation
75 State Street
Boston MA 02109
USA

Attention: Janet Hennessy

Fax: + 1 617 951 9353

Tel: + 1 617 951 9447

With copy to:

Advent International plc
123 Buckingham Palace Road
London
SW1W 9SL

Attention: Joanna James

Fax: +44 207 730 4119

Tel: +44 207 333 5537

ABN AMRO VENTURES B.V.

ABN AMRO Bank N.V.
Attn: Andre Covre (Venture Capital Media & Telecom)
Gustav Mahlerlaan 10
1000EA, Amsterdam
The Netherlands

Phone: +31 20 383 3810

Fax:   + 31 20 628 6626

J.P. MORGAN PARTNERS (BHCA), L.P. (FORMERLY KNOWN AS CHASE EQUITY ASSOCIATES, LP, WITH AND INTO WHICH CCP OVERSEAS EQUITY PARTNERS 1 LP MERGED), TO:

J.P. Morgan Partners
Attention: Jonathan Meggs/Charlotte Payne
125 London Wall
London EC2Y 5AJ

Fax: + 207 777 3616

Tel: + 207 777 3602

In the case of EMERGING EUROPE INFRASTRUCTURE FUND C.V.
 and EEIF CZECH N.V.

Emerging Markets Partnership (Europe) Limited
43-45 Portman Square
London W1H 9TH
Tel: +44 20 7886 3600

Fax: +44 20 7886 3639

     Attn: Colin Hewett

ROMGSM HOLDINGS LIMITED
22 Grenville Street
St Helier
Jersey
Channel Islands

Tel: +44 1534 609000
Fax: +44 1534 609333

Attn: The Directors

THE EUROPEAN BANK FOR RECONSTRUCTION AND DEVELOPMENT
One Exchange Square
London
EC2A 2JN

Tel:  + 44 (0) 20 7338 6100
Fax:  + 44 (0) 20 7338 6674
Attn: Operation Administration Unit

CLEARWAVE N.V.

___________________________

By:  Kees van Ravenhorst
Its: Managing Director

TELESYSTEM INTERNATIONAL WIRELESS CORPORATION N.V.

___________________________

By:  Kees van Ravenhorst
Its: Managing Director

ROMGSM HOLDINGS LIMITED

___________________________
By:
Its:

THE INVESTORS

ABN AMRO VENTURES B.V.

___________________________

By:
Its:

PART'COM S.A.

___________________________

By:  Henri de Lapparent
Its: Chief Executive Officer

MEDIATEL CAPITAL

By:  Mediatel Management S.A.

___________________________

By: Serge Desvignes
Its: Senior Adviser

Mediatel Capital hereby expressly and specifically and separately confirms for the benefit of the other Parties its agreement with and acceptance of Clause 17 of this Agreement for the purposes of article 1 of the protocol annexed to the Convention on Jurisdiction and Enforcement of Judgments in Civil and Commercial Matters, signed at Brussels on 27th September, 1968 (as amended).

Signed:

J.P. MORGAN PARTNERS (BHCA), L.P.

By:  JPMP MASTER FUND MANAGER, L.P.
       ITS GENERAL PARTNER

By:  JPMP CAPITAL CORP
       ITS GENERAL PARTNER

By ______________________________
Name:

Title:

ADVENT PARTNERS LIMITED PARTNERSHIP

By:  Advent International Corporation, General Partner

By:  ____________________________
     Janet L. Hennessy, Vice President

ADVENT PRIVATE EQUITY FUND - CENTRAL EUROPE LIMITED PARTNERSHIP

By:  Advent Central Europe Management Limited Partnership, General Partner

By:  Advent International Limited Partnership, General Partner

By:  Advent International Corporation, General Partner

By:  ____________________________
     Janet L. Hennessy, Vice President

ACEE II-A CO- INVESTMENT FUND LIMITED PARTNERSHIP

ADVENT CENTRAL & EASTERN EUROPE II, LIMITED PARTNERSHIP

ADVENT CENTRAL & EASTERN EUROPE II-A LIMITED PARTNERSHIP

ADVENT CENTRAL & EASTERN EUROPE II-B LIMITED PARTNERSHIP

ADVENT CENTRAL & EASTERN EUROPE II-L LIMITED PARTNERSHIP

ADVENT PGGM GLOBAL LIMITED PARTNERSHIP

THE CZECH AND SLOVAK PRIVATE EQUITY FUND L.P.

By:  Advent International Limited Partnership, General Partner
By:  Advent International Corporation, General Partner
By:  ____________________________
     Janet L. Hennessy, Vice President

PARNIB B.V.

By:  ____________________________
     Paul Zekveld
     its senior investment manager

EEIF CZECH N.V.

By:  ____________________________
     John L Taylor
     Managing Director

EMERGING EUROPE INFRASTRUCTURE FUND C.V.

By:  AIG Emerging Europe Infrastructure Management LP, as General Partner

By:  AIG Emerging Europe Infrastructure Management Ltd, as General Partner

By:  ____________________________

     Thiery Baudon
     Attorney in fact

THE EUROPEAN BANK FOR RECONSTRUCTION AND DEVELOPMENT

By:  ____________________________

     Izzet Guney
     Director of Telecommunications - Banking